Exhibit 99.1
January 27, 2026
Finward Bancorp Announces Fourth Quarter 2025 Results
Munster, Indiana - Finward Bancorp (Nasdaq: FNWD) (the “Bancorp”), the holding company for Peoples Bank (the
“Bank”), today announced that net income available to common stockholders was $2.0 million, or $0.46 per diluted share, for the quarter ended December 31, 2025, as compared to $3.5 million, or $0.81 per diluted share, for the quarter ended
September 30, 2025. Selected performance metrics are as follows for the periods presented:

Performance Ratios
	Quarter ended
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Return on equity	4.66%	8.96%	5.66%	1.17%	5.39%
Return on assets	0.39%	0.68%	0.42%	0.09%	0.41%
Net interest margin, tax-equivalent (non-GAAP)	3.32%	3.18%	3.11%	2.95%	2.79%
Non-interest income/average assets	0.29%	0.57%	0.53%	0.43%	0.72%
Non-interest expense/average assets	2.90%	2.74%	2.90%	2.81%	2.75%
Efficiency ratio	89.50%	81.22%	88.92%	93.11%	87.20%
“Operational results were significantly stronger in 2025 than 2024, reflecting the execution of successful strategic initiatives that have strengthened our organization over that time. While we continue to aim higher, these results reflect the hard work our team has put in throughout the year, " said Benjamin Bochnowski, CEO. "Actions taken in the fourth quarter are expected to further enhance our financial position, including steps to optimize our balance sheet, reduce risk, increase net interest margin, and improve efficiency. This included a small securities repositioning, where the Bank sold $26.6 million in primarily municipal securities, generating a $1.6 million pre-tax reduction to our posted fourth quarter results.
Credit quality also remains stable, and the current rate environment remains supportive of continued progress in operational results in 2026."
Highlights of the current period include:
•Net Interest Margin - The net interest margin for the quarter ended December 31, 2025 was 3.18% compared to
3.04% for the quarter ended September 30, 2025. Net interest margin on a tax-equivalent basis (a non-GAAP measure)
for the quarter ended December 31, 2025 was 3.32%, as compared to 3.18% for the quarter ended September 30, 2025.
The increased net interest margin from the prior quarter is primarily the result of increased loan yields from loan repricing, as well as reduced deposit costs as a result of the Federal Reserve's continued reduction of federal funds rates during the quarter.
•Funding - As of December 31, 2025, deposits totaled $1.7 billion, a decrease of $23.7 million, or 1.4% compared with
September 30, 2025 balances, which totaled $1.8 billion. As of December 31, 2025, non-interest-bearing deposits totaled $267.4 million, a decrease of $12.9 million. Core deposits totaled $1.2 billion at both December 31, 2025 and
September 30, 2025. Core deposits include checking, savings, and money market accounts and represented 71.1% of the Bancorp’s total deposits at December 31, 2025. As of December 31, 2025, balances for certificates of deposit totaled $499.6 million, compared to $536.7 million on September 30, 2025, a decrease of $37.1 million or 6.9%. As of
December 31, 2025, the Bank has no remaining brokered deposits. The decrease in total portfolio deposits is primarily related to cyclical flows, maturity of $20 million in brokered deposits, and continued adjustments to deposit pricing. In addition, as of December 31, 2025, borrowings and repurchase agreements totaled $84.7 million, a decrease of $18.7 million or 18.1%, compared to September 30, 2025. The decrease in borrowings was the result of certain called putable FHLB advances occurring during the quarter.
As of December 31, 2025, 71.8% of our deposits are fully FDIC insured, and another 7.3% are further backed by the
Indiana Public Deposit Insurance Fund. The Bancorp’s liquidity position remains strong with solid core deposit

Exhibit 99.1
customer relationships, excess cash, debt securities, contractual loan repayments, and access to diversified borrowing sources. As of December 31, 2025, the Bancorp had available liquidity of $674 million including borrowing capacity from the FHLB and Federal Reserve facilities.
•Securities Portfolio - Securities available for sale balances decreased by $18.9 million to $316.2 million as of
December 31, 2025, compared to $335.2 million as of September 30, 2025. The yield on the securities portfolio decreased to 2.29% for the three months ended December 31, 2025 from 2.40% for the three months ended
September 30, 2025. During the fourth quarter, the Bank incurred $1.6 million in securities losses, attributable to the execution of securities repositioning transactions where the Bank sold securities with a market value of $26.6 million and an unadjusted book yield of 2.59%.
•Lending - The Bank’s aggregate loan portfolio totaled $1.45 billion on December 31, 2025 and $1.47 billion on
September 30, 2025. During the three months ended December 31, 2025, the Bank originated $68.9 million in new commercial loans, compared to $62.6 million during the three months ended September 30, 2025. At December 31,
2025, the Bancorp’s portfolio loan balances in commercial real estate owner occupied properties totaled $253.5 million or 17.4% of total loan balances and commercial real estate non-owner occupied properties totaled $302.1 million or
20.9% of total loan balances. Of the $302.1 million in commercial real estate non-owner occupied properties balances, loans collateralized by office buildings represented $42.1 million or 2.9% of total loan balances. The decrease in total portfolio loans is primarily due to customer loan payoffs experienced during the quarter.
•Asset Quality - At December 31, 2025, non-performing loans totaled $11.9 million, compared to $13.9 million at
September 30, 2025, a decrease of $2.0 million or 14.3%. The Bank’s ratio of non-performing loans to total loans was
0.82% at December 31, 2025, compared to 0.94% at September 30, 2025. The Bank’s ratio of non-performing assets to total assets was 0.68% at December 31, 2025 and 0.76% at September 30, 2025. Management maintains a vigilant oversight of nonperforming loans through proactive relationship management. The Bank has no known credit exposures to non-depositary financial institutions at this time.
    The allowance for credit losses (ACL) on loans totaled $17.5 million at December 31, 2025, or 1.21% of total loans receivable, compared to $18.0 million at September 30, 2025, or 1.22% of total loans receivable, a decrease of $471 thousand or 2.62%. The Bank's unused commitment reserve, included in other liabilities, totaled $1.8 million at
December 31, 2025, compared to $1.7 million at September 30, 2025, an increase of $86 thousand or 5.2%.
      For the quarter ended December 31, 2025, the Bank recorded a net benefit from credit loss totaling $84 thousand based on lower loan impairments, reduction of certain loan segment balances, and other factors within the Bank's ACL modeling. The fourth quarter's benefit consisted of a $170 thousand reversal for credit losses on loans, and a $86 thousand provision of credit losses on unused commitments. For the quarter ended December 31, 2025, net loan charge-offs totaled $301 thousand, compared to net loan charge-offs of $268 thousand for the quarter ended
September 30, 2025. The allowance for credit losses as a percentage of non-performing loans, or coverage ratio, was
147.1% at December 31, 2025, compared to 129.4% at September 30, 2025.
•Operating Income and Expenses - Non-interest income as percentage of average assets was 0.29% for the quarter ended December 31, 2025, as compared to 0.57% for the quarter ended September 30, 2025. The decrease in non-
interest income quarter over quarter was primarily attributable to the realized losses on the sale of investment securities partially offset by bank owned life insurance death claim benefits. Non-interest expense as a percentage of average assets was 2.90% for the quarter ended December 31, 2025, as compared to 2.74% for the quarter ended September 30,
2025. The increase in non-interest expenses quarter over quarter was primarily attributable to higher compensation and benefits and data processing expense as well as higher occupancy and equipment expenses. The Bank remains focused on identifying additional operating efficiencies and third-party expense reductions.
•Capital Adequacy - The Bank’s tier 1 leverage ratio was 8.93% as of December 31, 2025 and 8.77% as of
September 30, 2025. The Bank’s capital continues to exceed all applicable regulatory capital requirements as set forth in 12 C.F.R. § 324. The Bancorp’s tangible book value per share (non-GAAP) was $34.92 at December 31, 2025, up from $32.77 as of September 30, 2025. Tangible common equity to tangible assets (non-GAAP) was 7.56% at
December 31, 2025, up from 6.99% as of September 30, 2025. Excluding accumulated other comprehensive losses, tangible book value per share (non-GAAP) increased to $44.55 as of December 31, 2025, from $44.16 as of
September 30, 2025.

Exhibit 99.1
Disclosures Regarding Non-GAAP Financial Measures
Reported amounts are presented in accordance with GAAP. In this press release, the Bancorp also provides certain financial measures identified as non-GAAP. The Bancorp’s management believes that the non-GAAP information, which consists of tangible common equity, tangible common equity adjusted for accumulated other comprehensive losses, tangible book value per share, tangible book value per share adjusted for accumulated other comprehensive losses, tangible common equity/tangible assets, tangible common equity adjusted for other comprehensive loss/tangible assets, net interest margin on a tax-equivalent basis, and efficiency ratio which can vary from period to period, provides a better comparison of period to period operating performance. The net interest income and net interest margin on a tax-equivalent basis measures recognize the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal corporate income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. Additionally, the Bancorp believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation of non-GAAP Financial Measures" below for more information.
About Finward Bancorp
Finward Bancorp is a locally managed and independent financial holding company headquartered in Munster, Indiana, whose activities are primarily limited to holding the stock of Peoples Bank. Peoples Bank provides a wide range of personal, business, electronic and wealth management financial services from its 26 locations in Lake and Porter Counties in Northwest Indiana and Chicagoland. Finward Bancorp’s common stock is quoted on The NASDAQ Stock Market, LLC under the symbol FNWD. The website ibankpeoples.com provides information on Peoples Bank’s products and services, and Finward Bancorp’s investor relations.
Forward Looking Statements
This press release may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of the Bancorp. For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the SEC. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.
Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: changes in domestic and international trade policies, including tariffs and other non-tariff barriers, and the effects of such changes on the Bank and its customers; risks related to the development and use of artificial intelligence (AI); the Bank’s ability to demonstrate compliance with the terms of the previously disclosed memorandum of understanding entered into between the Bank and the Federal Deposit Insurance Corporation (“FDIC”)
and Indiana Department of Financial Institutions (“DFI”), or to demonstrate compliance to the satisfaction of the FDIC and/or DFI within prescribed time frames; the Bank’s agreement under the memorandum of understanding to refrain from paying cash dividends without prior regulatory approval; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; further deterioration in the market value of securities held in the Bancorp’s investment securities portfolio, whether as a result of macroeconomic factors or otherwise; customer acceptance of the Bancorp’s products and services; customer borrowing, repayment, investment, and deposit practices;
customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, regulatory actions by the Federal Deposit Insurance Corporation and
Indiana Department of Financial Institutions, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly
Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website

Exhibit 99.1
(www.sec.gov). All subsequent written and oral forward-looking statements concerning matters attributable to the Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, The Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.
FOR FURTHER INFORMATION
CONTACT SHAREHOLDER SERVICES
(219) 853-7575

Finward Bancorp    Exhibit 99.1
Fourth Quarter 2025 Financial Results (unaudited)
Performance Ratios

	Quarter Ended					Year Ended
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Return on equity	4.66%	8.96%	5.66%	1.17%	5.39%	5.10%	8.06%
Return on assets	0.39%	0.68%	0.42%	0.09%	0.41%	0.39%	0.58%
Yield on loans	5.64%	5.49%	5.36%	5.25%	5.27%	5.43%	5.15%
Yield on security investments	2.29%	2.40%	2.42%	2.38%	2.34%	2.41%	2.38%
Total yield on earning assets	4.96%	4.91%	4.82%	4.71%	4.74%	4.85%	4.67%
Cost of interest-bearing deposits	2.09%	2.16%	2.12%	2.17%	2.41%	2.13%	2.40%
Cost of repurchase agreements	3.10%	3.37%	3.32%	3.35%	3.65%	3.29%	3.85%
Cost of borrowed funds	3.73%	3.64%	3.91%	4.12%	4.31%	3.86%	4.62%
Total cost of interest-bearing liabilities	2.16%	2.25%	2.22%	2.28%	2.53%	2.23%	2.56%
Net interest margin	3.18%	3.04%	2.97%	2.81%	2.65%	3.00%	2.54%
Net interest margin, tax-equivalent (non-GAAP) (1)	3.32%	3.18%	3.11%	2.95%	2.79%	3.14%	2.68%
Non-interest income/average assets	0.29%	0.57%	0.53%	0.43%	0.72%	0.45%	1.09%
Non-interest expense/average assets	2.90%	2.74%	2.90%	2.81%	2.75%	2.84%	2.80%
Efficiency ratio (non-GAAP) (1)	89.50%	81.22%	88.92%	93.11%	87.20%	88.03%	81.78%

Non-performing assets to total assets	0.68%	0.76%	0.74%	0.69%	0.74%	0.68%	0.74%
Non-performing loans to total loans	0.82%	0.94%	0.91%	0.84%	0.91%	0.82%	0.91%
Allowance for credit losses to non-performing loans	147.12%	129.41%	133.01%	143.84%	123.10%	147.12%	123.10%
Allowance for credit losses to loans receivable	1.21%	1.22%	1.22%	1.20%	1.12%	1.21%	1.12%
Net charge-offs (recoveries) as a percentage of average loans receivable	0.08%	0.07%	(0.11%)	0.01%	0.59%	0.01%	0.14%

Basic earnings per share	$0.46	$0.82	$0.50	$0.11	$0.49	$1.89	$2.85
Diluted earnings per share	$0.46	$0.81	$0.50	$0.11	$0.49	$1.88	$2.84
Weighted average common shares outstanding—basic	4,273,421	4,273,022	4,271,952	4,266,976	4,261,079	4,271,350	4,259,570
Weighted average common shares outstanding—diluted	4,301,462	4,299,007	4,291,319	4,284,496	4,286,742	4,292,058	4,274,633

Stockholders' equity to total assets	8.64%	8.06%	7.48%	7.44%	7.35%	8.64%	7.35%
Tangible common equity to tangible assets (non- GAAP) (1)	7.56%	6.99%	6.41%	6.34%	6.24%	7.56%	6.24%
Tangible common equity adjusted for accumulated other comprehensive loss to tangible assets (non- GAAP) (1)	9.65%	9.42%	9.24%	9.23%	9.10%	9.65%	9.10%
Book value per share	$40.37	$38.24	$35.67	$35.10	$35.10	$40.37	$35.10
Tangible common book value per share (non-GAAP) (1)	$34.92	$32.77	$30.16	$29.55	$29.48	$34.92	$29.48
Tangible common book value per share adjusted for accumulated other comprehensive loss (non-GAAP) (1)	$44.55	$44.16	$43.47	$43.02	$42.94	$44.55	$42.94
Closing stock price	$35.19	$32.09	$27.62	$29.10	$28.11	$35.19	$28.11
Dividends declared per common share	$0.12	$0.12	$0.12	$—	$0.12	$0.36	$0.48
(1)See the reconciliation of these non-GAAP measures to the most directly comparable GAAP measures on pg 13.

Finward Bancorp    Exhibit 99.1
Fourth Quarter 2025 Financial Results (unaudited)
Average Balances, Interest, Rates

	Quarter Ended
	December 31, 2025			September 30, 2025			June 30, 2025
(Dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/Rate
ASSETS
Interest bearing deposits in other financial institutions	$100,035	$903	3.61%	$90,880	$991	4.36%	$57,749	$614	4.25%
Federal funds sold	1,113	10	3.59%	1,285	12	3.74%	868	8	3.69%
Securities available-for-sale	327,747	1,877	2.29%	327,030	1,965	2.40%	327,867	1,980	2.42%
Loans receivable	1,454,174	20,496	5.64%	1,474,324	20,246	5.49%	1,486,861	19,940	5.36%
Federal Home Loan Bank stock	6,547	126	7.70%	6,547	126	7.70%	6,547	128	7.82%
Total interest earning assets	1,889,616	$23,412	4.96%	1,900,066	$23,340	4.91%	1,879,892	$22,670	4.82%
Cash and non-interest bearing deposits in other financial institutions	23,385			24,882			27,192
Allowance for credit losses	(18,049)			(18,243)			(18,028)
Other non-interest bearing assets	146,675			152,135			152,880
Total assets	$2,041,627			$2,058,840			$2,041,936

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing deposits	$1,458,748	$7,605	2.09%	$1,478,543	$7,996	2.16%	$1,470,225	$7,780	2.12%
Repurchase agreements	40,968	317	3.10%	46,498	392	3.37%	44,401	370	3.33%
Borrowed funds	48,089	448	3.73%	55,904	509	3.64%	58,995	575	3.90%
Total interest bearing liabilities	1,547,805	$8,370	2.16%	1,580,945	$8,897	2.25%	1,573,621	$8,725	2.22%
Non-interest bearing deposits	288,073			285,347			278,620
Other non-interest bearing liabilities	35,588			36,397			37,703
Total liabilities	1,871,466			1,902,689			1,889,944
Total stockholders' equity	170,161			156,151			151,992
Total liabilities and stockholders' equity	$2,041,627			$2,058,840			$2,041,936

Net interest income		$15,042			$14,443			$13,945
Return on average assets	0.39%			0.68%			0.42%
Return on average equity	4.66%			8.96%			5.66%
Net interest margin	3.18%			3.04%			2.97%
Net interest margin, tax-equivalent (non-GAAP)(1)	3.32%			3.18%			3.11%
Net interest spread	2.80%			2.66%			2.60%
Ratio of interest-earning assets to interest-bearing liabilities	1.22x			1.20x			1.19x
(1)See the reconciliation of non-GAAP measures to the most directly comparable GAAP measures on pg 13.

Finward Bancorp    Exhibit 99.1
Fourth Quarter 2025 Financial Results (unaudited)
Consolidated Balance Sheets

	As of
(Dollars in thousands)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
ASSETS
Cash and non-interest bearing deposits in other financial institutions	$18,265	$19,458	$23,027	$18,563	$17,883
Interest bearing deposits in other financial institutions	101,382	84,157	79,976	52,829	52,047
Federal funds sold	-	563	411	975	654
Total cash and cash equivalents	119,647	104,178	103,414	72,367	70,584
Securities available-for-sale	316,227	335,150	327,845	330,127	333,554
Loans held-for-sale	1,096	2,641	834	2,849	1,253
Loans receivable, net of deferred fees and costs	1,450,387	1,473,774	1,484,278	1,491,696	1,508,976
Less: allowance for credit losses	(17,506)	(17,977)	(18,184)	(17,955)	(16,911)
Net loans receivable	1,432,881	1,455,797	1,466,094	1,473,741	1,492,065
Federal Home Loan Bank stock	6,547	6,547	6,547	6,547	6,547
Accrued interest receivable	7,781	7,585	7,651	7,821	7,721
Premises and equipment	44,976	45,544	46,179	46,680	47,259
Cash value of bank owned life insurance	33,586	33,843	33,932	33,712	33,514
Goodwill	22,395	22,395	22,395	22,395	22,395
Other intangible assets	1,172	1,273	1,414	1,635	1,860
Other assets	34,873	37,771	41,606	41,840	43,947
Total assets	$2,021,181	$2,052,724	$2,057,911	$2,039,714	$2,060,699
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing	$267,441	$280,296	$271,172	$281,461	$263,324
Interest bearing	1,459,530	1,470,350	1,483,678	1,468,923	1,497,242
Total	1,726,971	1,750,646	1,754,850	1,750,384	1,760,566
Repurchase agreements	39,152	48,426	48,331	45,053	40,116
Borrowed funds	45,551	55,000	65,000	56,657	65,000
Accrued expenses and other liabilities	34,844	33,157	35,477	35,813	43,603
Total liabilities	1,846,518	1,887,229	1,903,658	1,887,907	1,909,285
Stockholders' Equity:
Preferred stock, no par or stated value; 10,000,000 shares authorized, none outstanding	-	-	-	-	-
Common stock, no par or stated value; 10,000,000 shares authorized(1)	-	-	-	-	-
Additional paid-in capital	70,331	70,233	70,263	70,132	70,034
Accumulated other comprehensive loss	(41,662)	(49,266)	(57,560)	(58,244)	(58,084)
Retained earnings	145,994	144,528	141,550	139,919	139,464
Total stockholders' equity	174,663	165,495	154,253	151,807	151,414
Total liabilities and stockholders' equity	$2,021,181	$2,052,724	$2,057,911	$2,039,714	$2,060,699
(1) Shares of common stock issued and outstanding were 4,326,747 at 12/31/2025; 4,327,511 at 9/30/2025; 4,324,889 at 6/30/2025; 4,324,485 at
3/31/2025; and 4,313,698 at 12/31/24.

Finward Bancorp    Exhibit 99.1
Fourth Quarter 2025 Financial Results (unaudited)
Consolidated Statements of Income

	Quarter Ended
(Dollars in thousands, except per share data)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Interest income:
Loans	$20,496	$20,246	$19,940	$19,655	$19,802
Securities & short-term investments	2,916	3,094	2,730	2,686	2,793
Total interest income	23,412	23,340	22,670	22,341	22,595
Interest expense:
Deposits	7,605	7,996	7,780	8,045	8,812
Borrowings	765	901	945	983	1,176
Total interest expense	8,370	8,897	8,725	9,028	9,988
Net interest income	15,042	14,443	13,945	13,313	12,607
Provision for (benefit from) credit losses	(84)	(301)	(274)	454	(579)
Net interest income after provision for credit losses	15,126	14,744	14,219	12,859	13,186
Non-interest income:
Fees and service charges	1,485	1,463	1,330	1,109	1,439
Wealth management operations	659	759	696	619	728
Gain on tax credit investment	-	23	-	67	1,236
Gain on sale of loans held-for-sale, net	346	265	378	230	328
Bank owned life insurance	522	439	220	198	202
Gain (loss) on sale of property and equipment	1	(56)	-	-	(212)
Loss on sale of securities, net	(1,577)	-	-	-	-
Other	37	20	59	6	11
Total non-interest income	1,473	2,913	2,683	2,229	3,732
Non-interest expense:
Compensation and benefits	7,573	7,330	7,313	7,372	6,628
Occupancy and equipment	2,111	2,004	1,935	2,111	2,045
Data processing	1,465	1,116	1,341	1,039	1,202
Federal deposit insurance premiums	417	399	471	433	457
Marketing	230	257	214	86	220
Professional and outside services	906	945	1,115	1,260	1,341
Technology	521	549	545	454	509
Other	1,558	1,497	1,852	1,717	1,845
Total non-interest expense	14,781	14,097	14,786	14,472	14,247
Income before income taxes	1,818	3,560	2,116	616	2,671
Income tax expenses (benefit)	(166)	63	(35)	161	569
Net income	$1,984	$3,497	$2,151	$455	$2,102

Earnings per common share:
Basic	$0.46	$0.82	$0.50	$0.11	$0.49
Diluted	$0.46	$0.81	$0.50	$0.11	$0.49

Finward Bancorp    Exhibit 99.1
Fourth Quarter 2025 Financial Results (unaudited)
Consolidated Statements of Income (cont'd)

	Year Ended
(Dollars in thousands, except per share data)	12/31/2025	12/31/2024
Interest income:
Loans	$80,337	$77,515
Securities & short-term investments	11,426	11,663
Total interest income	91,763	89,178
Interest expense:
Deposits	31,426	35,162
Borrowings	3,594	5,569
Total interest expense	35,020	40,731
Net interest income	56,743	48,447
Provision for (benefit from) credit losses	(205)	(503)
Net interest income after provision for credit losses	56,948	48,950
Non-interest income:
Fees and service charges	5,387	5,312
Wealth management operations	2,733	2,855
Gain on tax credit investment	90	1,236
Gain on sale of loans held-for-sale, net	1,219	1,138
Bank owned life insurance	1,379	812
Gain (loss) on sale of property and equipment	(55)	11,661
Loss on sale of securities, net	(1,577)	(531)
Other	122	164
Total non-interest income	9,298	22,647
Non-interest expense:
Compensation and benefits	29,588	27,737
Occupancy and equipment	8,161	8,250
Data processing	4,961	4,672
Federal deposit insurance premiums	1,720	1,790
Marketing	787	799
Professional and outside services	4,226	5,405
Technology	2,069	2,243
Other	6,624	7,246
Total non-interest expense	58,136	58,142
Income before income taxes	8,110	13,455
Income tax expenses	23	1,325
Net income	$8,087	$12,130

Earnings per common share:
Basic	$1.89	$2.85
Diluted	$1.88	$2.84

Finward Bancorp    Exhibit 99.1
Fourth Quarter 2025 Financial Results (unaudited)
Loans

	As of
(Dollars in thousands)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025 vs 9/30/2025		12/31/2025 vs 12/31/2024
Residential real estate	$442,443	$450,007	$457,248	$458,424	$467,293	$(7,564)	(1.7)%	$(24,850)	(5.3)%
Home equity	53,497	51,813	51,112	49,752	49,758	1,684	3.3%	3,739	7.5%
Commercial real estate	555,594	564,558	551,091	554,866	551,674	(8,964)	(1.6)%	3,920	0.7%
Construction and land development	77,208	79,678	74,795	86,728	82,874	(2,470)	(3.1)%	(5,666)	(6.8)%
Multifamily	183,902	192,698	200,440	204,964	212,455	(8,796)	(4.6)%	(28,553)	(13.4)%
Commercial business	99,304	96,192	105,636	99,519	104,246	3,112	3.2%	(4,942)	(4.7)%
Consumer	870	348	2,347	504	551	522	150.0%	319	57.9%
Manufactured homes	23,708	24,372	25,146	25,762	26,708	(664)	(2.7)%	(3,000)	(11.2)%
Government	12,298	12,298	14,628	9,279	11,024	—	—%	1,274	11.6%
Loans receivable	1,448,824	1,471,964	1,482,443	1,489,798	1,506,583	(23,140)	(1.6)%	(57,759)	(3.8)%
Net deferred loan origination costs	1,606	1,719	2,012	2,209	2,439	(113)	(6.6)%	(833)	(34.2)%
Loan clearing funds	(43)	91	(177)	(311)	(46)	(134)	(147.3)%	3	(6.5)%
Loans receivable, net	$1,450,387	$1,473,774	$1,484,278	$1,491,696	$1,508,976	$(23,387)	(1.6)%	$(58,589)	(3.9)%
Deposits

	As of
(Dollars in thousands)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025 vs 9/30/2025		12/31/2025 vs 12/31/2024
Checking	$592,214	$579,760	$593,471	$589,403	$591,487	$12,454	2.1%	$727	0.1%
Savings	254,055	257,058	266,070	274,028	275,121	(3,003)	(1.2)%	(21,066)	(7.7)%
Money market	381,111	377,155	352,616	342,106	333,705	3,956	1.0%	47,406	14.2%
Certificates of deposit	499,591	536,673	542,693	544,847	560,253	(37,082)	(6.9)%	(60,662)	(10.8)%
Total deposits	$1,726,971	$1,750,646	$1,754,850	$1,750,384	$1,760,566	$(23,675)	(1.4)%	$(33,595)	(1.9)%

Finward Bancorp    Exhibit 99.1
Fourth Quarter 2025 Financial Results (unaudited)
Asset Quality

	As of and for the Quarter Ended
(Dollars in thousands)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Non-accruing loans	$11,899	$13,892	$13,526	$12,483	$13,738
Accruing loans delinquent more than 90 days	-	-	145	-	-
Securities in non-accrual	1,882	1,616	1,616	1,630	1,419
Total nonperforming assets	$13,781	$15,508	$15,287	$14,113	$15,157

Allowance for credit losses (ACL):
ACL specific allowances for collateral dependent loans	$263	$912	$570	$259	$284
ACL general allowances for loan portfolio	17,243	17,065	17,614	17,696	16,627
Total ACL	$17,506	$17,977	$18,184	$17,955	$16,911
Allowance for Credit Losses

	As of and for the Quarter Ended
(Dollars in thousands)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Beginning allowance for credit losses	$17,977	$18,184	$17,955	$16,911	$18,516
Provision for (benefit from) loan losses	(170)	61	(185)	1,077	597
Net (charge-offs) recoveries	(301)	(268)	414	(33)	(2,202)
Ending allowance for credit losses	$17,506	$17,977	$18,184	$17,955	$16,911

Finward Bancorp    Exhibit 99.1
Fourth Quarter 2025 Financial Results (unaudited)
Bank-Level Regulatory Capital Requirements

	December 31, 2025
	Actual (1)		Minimum Required For Capital Adequacy Purposes		Minimum Required To Be Well Capitalized Under Prompt Corrective Action Regulations
(Dollars in thousands)	Amount	Ratio	Amount	Ratio	Amount	Ratio
Common equity tier 1 capital to risk- weighted assets	$186,214	11.86%	$70,626	4.50%	$102,016	6.50%
Tier 1 capital to risk-weighted assets	$186,214	11.86%	$94,168	6.00%	$125,558	8.00%
Total capital to risk-weighted assets	$205,472	13.09%	$125,558	8.00%	$156,947	10.00%
Tier 1 leverage ratio	$186,214	8.93%	$83,379	4.00%	$104,223	5.00%
(1) Current quarter ratios are estimated.

Finward Bancorp    Exhibit 99.1
Fourth Quarter 2025 Financial Results (unaudited)
Reconciliation of Non-GAAP Performance Measures

	Quarter Ended
(Dollars in thousands, except per share amounts)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Tangible Common Ratios
Stockholder's equity (GAAP)	$174,663	$165,495	$154,253	$151,807	$151,414
Less: Goodwill (GAAP)	(22,395)	(22,395)	(22,395)	(22,395)	(22,395)
Less: Other intangibles (GAAP)	(1,172)	(1,273)	(1,414)	(1,635)	(1,860)
Tangible common equity (non-GAAP)	$151,096	$141,827	$130,444	$127,777	$127,159
Add: Accumulated other comprehensive loss (GAAP)	41,662	49,266	57,560	58,244	58,084
Tangible common equity adjusted for accumulated other comprehensive loss (non-GAAP) (1)	$192,758	$191,093	$188,004	$186,021	$185,243
Total assets (GAAP)	$2,021,181	$2,052,724	$2,057,911	$2,039,714	$2,060,699
Less: Goodwill (GAAP)	(22,395)	(22,395)	(22,395)	(22,395)	(22,395)
Less: Other intangibles (GAAP)	(1,172)	(1,273)	(1,414)	(1,635)	(1,860)
Tangible assets (non-GAAP)	$1,997,614	$2,029,056	$2,034,102	$2,015,684	$2,036,444
Shares outstanding - end of quarter	4,327,511	4,327,511	4,324,889	4,324,485	4,313,698
Common book value per share (GAAP)	$40.36	$38.24	$35.67	$35.10	$35.10
Tangible common book value per share (non-GAAP)	$34.92	$32.77	$30.16	$29.55	$29.48
Tangible common book value per share adjusted for accumulated other comprehensive loss (non-GAAP)	$44.54	$44.16	$43.47	$43.02	$42.94
Total equity to total assets (GAAP)	8.64%	8.06%	7.50%	7.44%	7.35%
Tangible common equity to tangible assets (non-GAAP)	7.56%	6.99%	6.41%	6.34%	6.24%
Tangible common equity adjusted for accumulated other comprehensive loss to tangible assets (non-GAAP)	9.65%	9.42%	9.24%	9.23%	9.10%

Calculation of net interest margin, taxable-equivalent basis
Net interest income (GAAP)	$15,042	$14,443	$13,945	$13,313	$12,607
Tax-equivalent adjustment on securities and loans (2)	629	663	674	670	674
Net interest income (tax-equivalent basis)	$15,671	$15,106	$14,619	$13,983	$13,281
Total average earning assets	$1,889,616	$1,900,066	$1,879,892	$1,895,847	$1,905,333
Net interest margin	3.18%	3.04%	2.97%	2.81%	2.65%
Net interest margin (tax-equivalent basis)	3.32%	3.18%	3.11%	2.95%	2.79%

Efficiency ratio
Total non-interest expense	$14,781	$14,097	$14,786	$14,472	$14,247
Total revenue	16,515	17,356	16,628	15,542	16,339
Efficiency ratio	89.50%	81.22%	88.92%	93.11%	87.20%
(1) Tangible common equity adjusted for accumulated other comprehensive loss is a non-GAAP financial measure used by management to evaluate the
Company's capital position without the impact of unrealized losses recorded in accumulated other comprehensive loss. This measure adjusts tangible common equity by adding back unrealized losses included in accumulated other comprehensive loss.
(2) The tax equivalent adjustment represents the increase in net interest income needed to reflect the tax-exempt income from certain investment securities and loans on tax-equivalent basis using a federal statutory corporate rate of 21%.